Supplement dated December 3, 2014
to the Prospectus of the following Fund:
Fund	Prospectus Dated
Columbia Funds Series Trust
Columbia Mid Cap Index Fund	6/25/2014
Effective December 3, 2014, the list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Lead manager	December 2014
Vadim Shteyn	Associate Portfolio Manager	Co-manager	2011
Effective December 3, 2014, the list of portfolio managers under the caption “Primary Service Providers — Portfolio Managers” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Lead manager	December 2014
Vadim Shteyn	Associate Portfolio Manager	Co-manager	2011
Mr. Lo joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2007. Mr. Lo began his investment career in 1998 and earned a B.S. and M.E. from Rensselaer Polytechnic Institute and an M.B.A. from the Stern School of Business at New York University.
Mr. Shteyn joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2006. Mr. Shteyn began his investment career in 2006.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP196_02_001_(12/14)